                                                                  EXHIBIT 10.29


                  GENERAL AGREEMENT FOR STRATEGIC RELATIONSHIP


This Agreement ("Agreement") is made effective April 30, 1993 (the "Signature Date") between Phoenix International, Ltd., Inc., a Florida corporation with principal offices at 475 Montgomery Place, Suite 200, Altamonte Springs, Florida 32714 ("Phoenix"), and the Hewlett-Packard Company, a California corporation with principal offices at 3000 Hanover Street, Palo Alto, California 94304 ("HP").


1. DEVELOPMENT AND ENHANCEMENTS

1.1 Phoenix is developing the Phoenix Banking Systems software that facilitates the automation of retail banking operations as more particularly described in Exhibit A ("Programs").

1.2 HP and Phoenix desire to have Programs developed to run on the HP 9000 Series 800 computer systems platform and successor product lines in supported client/server configurations, and with all associated peripherals ("HP Products").

1.3 Phoenix shall develop the Programs for the HP Products in accordance with the delivembles, specifications, development schedule, and other requirements contained in Exhibit A.

1.4 In order to assist Phoenix in its development obligations under this Agreement, HP shall provide access to HP Products in accordance with Exhibit B.

1.5 Subject to Section 2.1, any versions, releases, modifications, updates, upgrades, error corrections, new features, or new functionalitites developed by Phoenix for the Programs ("Enhancements") shall be made commercially available by Phoenix on the HP Products no later than the date by which each such Enhancement is commercially available on any non-HP platforms.

1.6 Except to the extent of any performance limiting features of an HP Product, all ported Programs and Enhancements shall perform on the HP Products with features, functionality, and speed no less than that of the performance of the Programs and Enhancements on any non-HP platforms.

1.7 Phoenix shall adapt all Programs and Enhancements to operate on object code compatible revisions, releases, and successors to HP Products.

1.8 Phoenix shall conduct performance tests on each developed Program or Enhancement consistent with the criteria and procedures specified in Exhibit C. When a Program or Enhancement successfully passes those tests, Phoenix shall deliver to HP a copy of the


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


Program or Enhancement, together with the test results and all other deliverables required under this Agreement.

1.9 The development will be complete when the developed Programs or Enhancements operate on the HP Products in accordance with sections 1.3, 1.6, and 1.8 above.

1.10 Except as provided in section 1.4 above and in Exhibit E, Phoenix shall bear all costs and expenses with respect to performing its obligation under this Agreement.

2. MARKETING

2.1 Phoenix shall be solely responsible for all marketing and distribution of Programs and Enhancements. Phoenix shall exclusively market and distribute all Programs and Enhancements on the HP Products for a period of three (3) years from the date of commercial availability of the Programs or July 1994, whichever is later. Exclusivity is defined to mean that no development, porting, marketing, or selling activities of the Programs in conjunction with non-HP platforms may take place during the term of this Agreement.

(a) The initial term of exclusivity shall apply to the United States and Canada only and,

(b) HP and Phoenix have a mutual desire to expand into International markets, that is all geographic markets outside the United States and Canada. Phoenix agrees to discuss with HP opportunities to expand the area of exclusivity into International markets.

2.2 Phoenix shall promote all Programs and Enhancements on the HP Products in a commercially reasonable fashion. Such promotion shall include a statement in Phoenix's literature of the availability of the Programs and Enhancements on the HP Products.

2.3 Except as expressly provided in the Agreement, neither HP nor Phoenix has made any promise or other representation regarding any Program or Enhancement, including with respect to the success of any Program or Enhancement in the marketplace.

2.4 Upon completion of the development of the Programs initially developed pursuant to sections 1.3, 1.8, and 1.9 above, HP may assist Phoenix in becoming a U.S. Value Added Business in accordance with HP's standard programs and agreements.

2.5 Phoenix shall provide HP with three (3) free copies of each Program and Enhancement, including all associated documentation. Such copies shall be for demonstration, benchmarking, support, and training purposes and may not be copied, reverse engineered, or distributed, nor the contents thereof disclosed to any other person without Phoenix's prior written approval.

2.6 Phoenix agrees to sign and execute standard HP Software Supplier Agreements on an annual basis. These Software Supplier Agreements have individual terms of one (1) year and are to be renewed each year as long as Phoenix has maintained its commitment to exclusivity as

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
XXX = Confidential Treatment Requested

set forth in Section 2. 1.

3.   FUNDING AND CASH PAYMENTS

3.1 HP shall pay Phoenix XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX (the "Development Fee") which will be used by Phoenix to meet its development obligations as set forth in sections 1.3, 1.6, 1.8, and 1.9. Payments shall be made by HP to Phoenix in installments according to milestones as set forth in Exhibit E.

3.2 Phoenix shall use its best efforts to complete milestones by the dates listed in Exhibit E. HP shall pay the Development Fee as long as the estimated Alpha Release date does not fall behind the schedule provided in Exhibit E by more thin ninety (90) days. If the Alpha Release date has fallen behind by more than ninety (90) days, then HP shall have the right to renegotiate the terms of its cash payments to Phoenix or failing mutual agreement, HP shall have the right to a refund of all monies paid or to be paid through the date of Alpha Release.

3.3 Phoenix shall pay HP XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, in accordance with the installation of the Programs on HP Products XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXX. Phoenix shall pay HP the XXXXXXXX according to the following schedule: i) the first installment payment of XXXXXXX shall occur upon the XXXXXXXXXXXXXXXXX of the Programs on HP Products to an end-user customer. The installment payments of XXXXXXX shall continue with XXXXXXXXXXXXXXXXXXXXXX of the Programs on HP Products to end-user customers until XXXXXXXX installment payments have been completed. Upon termination of the Agreement as provided in Section 7, Phoenix shall immediately pay HP all parts of the XXXXXXXX which have not paid as specifled above.

3.4 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX on HP 9000 Series 800 products when sold directly by HP and leveraged by the Programs to any and all end user customers which have paid Phoenix XXXXXXX and signed a copy of the XXXXXXXX letter specified in Exhitit F as an advance against future XXXXXXXXX on the HP Products. Phoenix must have received the XXXXXXX payments from participating end-user customers XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX. The XXXXXXXXXXXXXXXXXXXXXX authorization to end-user customers expires XXXXXXXXXXX XXXXXXXX. That is, participating end-user customers must have purchased and installed the Programs on HP Products XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX to receive XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX. This discount authorization is not valid with XXXXXXXXXXXXXXXXXXX on the HP Products.

4. SUPPORT

4.1 Phoenix shall be solely responsible for all maintenance and support of Programs and Enhancements on the HP Products. At a minimum, Phoenix shall:

(a) Cure defects in the Programs, Enhancements, and associated documentation pursuant to the requirements set forth in Exhibit C;


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


(b) Maintain a telephone number for HP and end-users to call during Phoenix's business hours to report defects and to otherwise receive assistance; and

(c) Coordinate problem resolution with HP when operational problems appear traceable to HP Products.

4.2 Phoenix and HP have designated, in Exhibit D, Account Managers to facilitate communication between Phoenix and HP. The Account Managers may be changed by either party upon notice to the other.

4.3 Phoenix shall support each Program and Enhancement for five (5) years after the date that Phoenix discontinues distributing the Program or Enhancement on the HP Products.

5.   Warranty and Indemnity

5.1  Phoenix warrants that:

(a) It has the rights necessary to perform this Agreement, without restriction; and

(b) The Programs, Enhancements, and associated documentation and intellectual property do not violate or infringe any third party's intellectual property rights.

5.2 As used in the Agreement, the term "intellectual property" means all patents, tradenames, trade secrets, trademarks, service marks, copyrights, and other similar proprietary rights.

5.3 Phoenix shall defend at its sole expense any claim, suit, or proceeding brought against HP or end-users that any Program, Enhancement, or asociated documentation violates or infringes any third party's intellectual property right (collectively "Infringement Action"). HP shall give Phoenix the authority, information, and assistance (at Phoenix's expense) to defend the Infringement Action. Phoenix shall pay all damages and costs awarded in any Infringement Action against HP or end-users.

5.4  EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT, NEITHER PARTY SHALL
BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS) ARISING OUT OF ANY PERFORMANCE OF THIS AGREEMENT OR IN FURTHERANCE OF THE PROVISIONS AND OBJECTIVES OF THIS AGREEMENT, THE FOREGOING EXCLUSION OF DAMAGES SHALL APPLY REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT, OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

6.   PROGRAMMING MATERIALS


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

6.1 Phoenix hereby grants HP and its subsidiaries a present, worldwide, non-exclusive, fully paid-up license to use the Programming Materials to support and maintain the Programs on the HP Products. HP's license shall be exercisable only in the event Phoenix ceases to do business in the normal course or enters into any proceeding in bankruptcy, whether voluntary or involuntary.

6.2 The term "Programming Materials" includes the source code version of each Program and Enhancement, in a format acceptable to HP, together with all associated printouts, listings, programmers' notes, technical documentation, custom compilers, utilities, libraries, test suites, build scripts, and other materials necessary for HP to exercise its license.

6.3 Phoenix shall provide all Programming Materials to HP on request at any time after exercise of the license by HP.

6.4 Except as provided in this article 6, this Agreement grants no license in the Programs or Enhancements to HP.

7.   TERM AND TERMINATION

7.1 This Agreement shall have an initial term of three (3) years from the date of general availability of the Programs, expected to be July 1994. It shall automatically be renewed for successive one-year terms thereafter unless a written notice of termination is given by HP or Phoenix to the other no later than six (6) months prior to the expiration of the initial or any subsequent term.

7.2 This Agreement may be terminated either (i) at any time upon mutual agreement; or (ii) by either party upon thirty (30) days written notice in the event of a material breach of any obligations under this Agreement by the other party, provided, however, that the party in breach shall have an opportunity to cure such breach during the thirty (30) day period, or such longer period as is reasonably required to cure such breach, and if so cured to the reasonable satisfaction of the other party, no termination will be deemed to have occurred.

7.3 This Agreement shall not become effective unless Phoenix receives at least five hundred thousand dollars ($500,000) in startup capital from prospective end-user customers within ten (10) days of the Signature Date of this Agreement (the "Effective Date"). Otherwise, this Agreement is null and void and all HP Products loaned to Phoenix for development of the Programs and any cash payments made by HP to Phoenix shall be returned immediately to HP, at Phoenix's expense.

7.4 The following provisions shall survive the termination of this Agreement:
Sections 4, 5, 6, and Section 3.3.

8.   Miscellaneous

8.1 All notices under this Agreement shall be in writing and shall be considered given as of

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

twenty-four (24) hours after sending by electronic means (such as telecopy) or by air courier service or as of forty-eight (48) hours after deposit in the U.S. Mail (certified, return receipt requested). All notices shall be sent to the respective Account Manager at the address listed on Exhibit D.

8.2 Neither party may, without the prior written consent of the other party, publicize or otherwise disclose the terms or existence of this Agreement to any third party.

8.3 Neither party shall assign or otherwise transfer any rights or responsibilities set forth in this Agreement.

8.4 The following Exhibits are fully incorporated in this Agreement by the first reference in this Agreement to each such Exhibit:

(a)  Exhibit A, the Programs, Program Specifications, and Deliverables;

(b)  Exhibit B, Access to HP Products;

(c)  Exhibit C, Performance Criteria and Error Definitions;

(d)  Exhibit D, Account Managers; and

(e)  Exhibit E, Payments Milestones.

8.5 The remedies contained in this Agreement are in addition to any other remedies available at law or in equity.

8.6 Neither party's failure to exercise any right under this Agreement shall be deemed a waiver of such right.

8.7 This Agreement represents the entire understanding and agreement between the parties as to the matters set forth. Any representation, promise, or condition not explicitly set forth in this Agreement shall not be binding on either party.

8.8 No provision of this Agreement shall prevent HP from having the right to market directly or indirectly or otherwise support the marketing of software applications which compete with the Programs.

9.9 This Agreement may only be modified by a writing signed by authorized representatives of both Phoenix and HP.


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

PHOENIX INTERNATIONAL, LTD., INC.            HEWLETT-PACKARD COMPANY


By: /s/ Bahram Yusefzadeh                    By: /s/ Carol G. Mills
   ------------------------------               --------------------------

Typed Name: Bahram Yusefzdeh                 Typed Name: Carol G. Mills
           ----------------------                       ------------------

Title: President                             Title:  General Manager
      ---------------------------                  -----------------------

Date:  4-30-93                               Date: 4-30-93
     ----------------------------                 ------------------------





Final Agreement                       Page 7                            4/26/93

        EXHIBIT A: PROGRAMS, PROGRAM SPECIFICATIONS, AND DELIVERABLES
        -------------------------------------------------------------

1.   Programs to be Developed:

     / / Customer Information Facility
     / / Financial Management Deposits
     / / Loan
     / / System Manager

2.   Program Specifications:

     (a)  Features and functionality

          - Customer Information Facility - providing a fully integrated customer information management and reporting capability that will support the banking industry's growing emphasis on a "personal banker" approach to products and services. The CIF module will be fully integrated with the system's online signature verification capability.

          - Financial Management - providing support for general ledger, balance sheet and profit & loss reporting, budgeting, cost center accounting, and holding company consolidation. The Financial Management module will also provide an Executive Information System for graphical consolidated reporting.

          - Deposits - supporting the processing needs of traditional checking, savings, and time deposit products including Individual Retirement Accounts, Keough programs, and tax-deferred annuities. Transaction processing will support online platform and teller entry; batch MICR capture; and online clearing for Fedline, ATM, and ACH items.

          - Loan - supporting all traditional functions in the areas of installment, mortgage, line-of-credit and commercial lending. This module will include an integrated link to the system's document imaging facility.

          - System Manager - providing integrated controls for all cross-application functionality and external system interfaces. In addition, System Manager will link all application data to an optical disk archival system.


     (b)  Performance:

          The Programs will provide levels of performance equal to or greater than comparable bank applications software on equivalent hardware platforms.

3.   Deliverables:


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


     (a)  Program Media:
          All Programs and Enhancements will be delivered on 4mm Digital Data Storage (DDS) or CD-ROM formatted for the applicable target environment.

     (b)  Documentation:
          All documentation will be delivered in paper format.

     (c)  Product Literature:
          Product literature formats will be determined in the future.

4.   Schedule of Development:

     (a)  Initial designs of core banking applications are complete.
     (b)  Final tuning of these designs will be completed by March 15, 1993.
     (c)  Full scale programming will begin by March 31, 1993.
     (d)  Beta installation is scheduled for April 1994.
     (e)  National rollout of the Phoenix Banking System will begin in July
          1994.


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





                      EXHIBIT B: ACCESS TO HP PRODUCTS
                      --------------------------------

1. To assist Phoenix in its development obligations under the Agreement, HP will loan Phoenix the following HP Products:


Qty                  Description
- ---                  -----------
1                    HP 9000 Model 817S Business Server standard configuration
                     except: w/32MB RAM upgrade, 1.3 GB Disk, Powerfail
                     Battery Backup

10                   Vectra 486/66U - Model 240
2                    Vectra 486/66U - Model 430
11                   14" Super VGA Display
1                    20" High-Resolution Color Display
12                   Ethertwist EISA 32-bit Adapter Card
1                    Ethertwist Hub Plus 48
1                    Router ER
1                    HP Remote Bridge RB
1                    Ethertwist Hub 8
1                    OpenView Interconnect Manager/Windows
1                    OpenView Resource Manager/Windows
1                    OpenView Hub Manager/Windows
2                    Laserjet 4 Printer
2                    Laserjet Postscript SIMM
2                    Laserjet RAM Upgrade - 8MB
1                    Paintjet XL300 Color Postscript Printer
1                    Paintjet RAM Upgrade - 4MB
1                    Scanjet IIc
1                    Scanjet Automatic Document Feeder
1                    CD-ROM Drive
1                    SCSI Tape Backup Unit (525MB capacity);


(the "Loaner Products"). The description of the Loaner Products is subject to any changes evidenced in miscellaneous shippers issued from time to time by HP. HP retains title and ownership to the Loaner Products, although Phoenix shall be responsible for all risk of loss or damage to Loaner Products until returned to HP.

2. The Loaner Products shall be loaned to Phoenix for a period on three (3) years from the date of this Agreement (the "Loan Period"). Unless Phoenix obtains title to the Loaner Products as provided in Section 9 of this Exhibit B, the Loaner Products shall be returned to HP immediately upon the expiration of the Loaner Period, at Phoenix's expense.

3. Subject to availability, HP shall ship the Loaner Products to the Phoenix as soon as practical after all necessary documents to evidence and perfect HP's security interests in the Loaner Products, as required by applicable law and as elected by HP, are recorded or filed.


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




Phoenix hereby irrevocably appoints HP as its attorney-in-fact to execute any document reasonably necessary to protect its right, title, and interest in the Loaner Products.

4. During the Loan Period, HP will provide, at no charge to Phoenix, remedial hardware maintenence on the Loaner Products on as as-needed basis to cover equipment failures.

5. Phoenix will purchase a separate software support contract, at ResponseLine level of support or higher, for the Loaner Products for the duration of the Loan Period.

6. Phoenix's right-to-use the Loaner Products is non-transferable, and Phoenix shall not encumber the Loaner Products in any manner. Phoenix shall use the Loaner Products only at Phoenix's principal or development offices and primarily for development and testing purposes incident to this Agreement.

7. All software in the Loaner Products shall be licensed from HP under HP's standard software license terms.

8. Phoenix is responsible for adequate levels of training on the HP-UX Operating System and HP-UX System Administration.

9. Upon completion of the Loan Period and if Phoenix has satisfactorily met all milestones as set forth in Exhibit E, HP will transfer ownership of the Loaner Products to Phoenix. Upon the transfer, HP shall, at Phoenix's request, execute any documentation requested by Phoenix to evidence Phoenix's right, title, and interest in the Loaner Products.



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



             EXHIBIT C: PERFORMANCE CRITERIA AND ERROR DEFINITIONS
             -----------------------------------------------------

1. Performance Criteria:

The Phoenix Banking System is designed to provide performance and throughput that are at least equivalent to comparative applications on comparative hardware platforms.

2. Testing Procedures:

Phoenix testing will be automated both from a test execution and a test design and management standpoint. Through the use of these automated testing tools, QA will be able to execute structured performance and regression testing against the Phoenix Banking System.

The testing environment is able to replay and monitor all keystrokes, mouse movements, and DDE conversations. In addition, automated testing for the existence of files, windows, and tasks can be performed, and comparisons utilizing masks and filters can be made between screens and individual windows. All test results and performance scores are stored in a test repository and future testing can reference this repository as well as predetermined baselines.

3.   Error Definitions:

(a) Severity 1 Error - Produces an emergency situation in which the Program or Enhancement is unusable; produces incorrect results; loses information or data; or fails catastrophically in response to internal errors, user errors, or incorrect input files.

(b) Severity 2 Error - Produces a detrimental or serious situation in which performance (throughput and response) of the Program or Enhancement degrades such that there is a severe impact on use; the Program or Enhancement is usable but incomplete; one or more commands or functions are inoperable; or the use of the Program or Enhancement is otherwise significantly impacted.

(c) Severity 3 Error - Produces an inconvenient situation in which the Program or Enhancement is usable but does not provide a function in the most convenient or expeditious manner, and the use of the Program or Enhancement suffers little or no significant impact.

(d) Severity 4 Error - Produces a notice situation in which the use of the Program or Enhancement is affected in some way which is correctable by a temporary documentation change or workaround to be permanently corrected in the next scheduled release.

3.1 HP software quality standards require that no Severity 1 or 2 errors will be allowed and less than five (5) total Severity 3 or 4 errors will be allowed for the Programs to be commercially released.

4.   Procedure for Remedying Errors:

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




During the initial development stages all error reporting and correction will be handled by the development and design groups. When the Alpha systems are released, an accompanying document will define the procedures and contacts for reporting and remedying any application errors that are discovered.

Following the production release, all error reporting will be handled through the customer support area and an additional document will be released at that time to define the procedures and contacts that should be utilized.


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
XXX = Confidential Treatment Requested





                            EXHIBIT D: ACCOUNT MANAGERS
                            ---------------------------


                           Phoenix Executive Manager:                         HP Executive Account Manager:
                           --------------------------                         ----------------------------

                           Name:       Bahram Yusefzadeh                      Name:       XXXXXXXXXXX
                           Title:      President/CEO                          Title:      Director - Strategic Business

                           Address:    475 Montgomery Place                   Address:    19111 Pruneridge Ave
                                       Suite 200                                          Cupertino, CA 95014
                                       Altamonte Springs, FL  32714

                           Telephone:  (407) 862-1441                         Telephone:  (408) 447-XXXX
                           FAX:        (407) 862-3432                         FAX:        (408) 447-


                           Phoenix Technical Manager                          HP "Phoenix" Account Manager:
                           -------------------------                          -----------------------------

                           Name:       George Taylor                          Name:       XXXXXXXXXXXX
                           Title:      Executive VP - Development             Title:      Channels Business Manager

                           Address:    777 East Kerr Ave                      Address:    19111 Pruneridge Ave
                                       Wilmington, NC 28403                               Cupertino, CA 95014

                           Telephone:  (919) 791-9200                         Telephone:  (408) 447-XXXX
                           FAX:        (919) 791-5700                         FAX:        (408) 447-XXXX

                                                                              HP Technical Manager
                                                                              --------------------

                                                                              Name:       XXXXXXXXXXXX
                                                                              Title:      R & D Manager

                                                                              Address:    19055 Pruneridge Ave
                                                                                          Cupertino, CA 95014

                                                                              Telephone:  (408) 447-XXXX
                                                                              FAX:        (408) 447-XXXX

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
XXX = Confidential Treatment Requested




                  EXHIBIT E: HP - PHOENIX PAYMENT MILESTONES
                  ------------------------------------------


   TARGET DATE     PAYMENT AMOUNT   MILESTONE DESCRIPTION
   -------------------------------------------------------------------------
   XXXXXXXXXXXXXX     XXXXXXXX     Upon the Effective Date this Agreement as
                                   provided in Section 7.3

   XXXXXXXXXXXXXX     XXXXXXXX     Design Complete; Technology Audit

                                   Final Review, Sign-off and Documentation of:
                                   - Entity-Relationship Diagram (ERD)
                                   - User Interface Standards
                                   - Object Development/Re-use Standards
                                   - Software Metrics Procedures and Expectations
                                   - Joint Application Development Procedures
                                   - Software Quality Assurance Program
                                   - Project Timeline

XXXXXXXXXXXXXXXXX     XXXXXXXX     Completion of Alpha System

    XXXXXXXXXXXXX     XXXXXXXX     Programs Complete; General Availability




 Final Agreement                      Page 15                         4/26/93

XXX = Confidential Treatment Requested




                           EXHIBIT F: XXXXXXXX LETTER
                           --------------------------

April 12, 1993

______________________ Bank or Bank Holding Company Name
______________________ Street Address
______________________ City, State, ZIP Code

Dear _________,

As you know, we have entered into an agreement with Phoenix International LTD., Inc. in order for them to develop a client/server-based banking software system that will run on Hewlett-Packard hardware.

In conjunction with Phoenix International LTD., Inc., we have agreed to offer each of the initial participating Banks or Bank Holding Companies a XXXXXXXXXXX XXXXXXXXXXXXXXXXXXX on HP 9000 Series 800 systems and associated operating software purchased by the Bank or Bank Holding Company and sold directly by Hewlett-Packard for use with the Phoenix Banking System software. This offer is valid so long as you:

1.   XXXX delivery of such equipment XXXXXXXXXXXXXXXXXXXXXXXXXX, and
2. Make a deposit of XXXXXXX with Phoenix International, LTD., Inc. upon signing of this letter.

This XXXXXXXXXXXX offer applies only to HP 9000 Series 800 hardware, associated operating system software, and peripherals required for operation such as disc drives and tape drives. Desktop items such as PCs, laser or ink-jet printers, plotters, scanners are not eligible XXXXXXXXXXXXXXXXXXXXXXX. This XXXXXXXXXXXX offer is not valid XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXX is available only one per Bank customer.

It shall be clearly understood that the Banks or Bank Holding Companies have no obligation to purchase any equipment from the Hewlett-Packard Company. It shall also be clearly understood that the availability, delivery, licensing terms, and support under which the Phoenix Banking System software may be provided is the sole responsibility of Phoenix International LTD., Inc. The
Hewlett-Packard Company assumes no responsibility with respect to the Phoenix Banking Systems software. Additionally, the Hewlett-Packard Company assumes no responsibility with respect to the XXXXXXX payment to Phoenix International, LTD., Inc.

If you wish to receive XXXXXXXXXXXXXXXX offer as stated above, please sign a copy of this letter, list names of all your affiliates or subsidiary banks and return it to Phoenix International LTD., Inc. with your check for XXXXXXX.

We look forward to having you as a Hewlett-Packard customer.


Final Agreement                     Page 16                       4/26/93

Sincerely,

Bernard Guidon
Hewlett-Packard Company









 Final Agreement                    Page 17                        4/26/93

XXX = Confidential Treatment Requested

                           ATTACHMENT TO EXHIBIT F

Bank or Bank Holding Company

- ----------------------------
- ----------------------------
- ----------------------------
- ----------------------------


Affiliate or Subsidiary Banks

- ----------------------------             --------------------------
- ----------------------------             --------------------------
- ----------------------------             --------------------------
- ----------------------------             --------------------------

- ----------------------------             --------------------------
- ----------------------------             --------------------------
- ----------------------------             --------------------------
- ----------------------------             --------------------------

- ----------------------------             --------------------------
- ----------------------------             --------------------------
- ----------------------------             --------------------------
- ----------------------------             --------------------------

Enclosed is a our check for for XXXXXXX. We wish to have the option to purchase the HP 9000 Series 800 hardware in conjunction with the Phoenix Banking System software as indicated in your letter dated April 12, 1993, at a XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.


Authorized Signature

                            Bank or Bank Holding Company
- --------------------------
                            Title
- --------------------------
                            Printed Name
- --------------------------
                            Signature
- --------------------------
                            Date
- --------------------------





Final Agreement                    Page 18                   4/26/93